EXHIBIT 32.2

                   CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                               MARWICH II, LTD.
                      PURSUANT TO 18 U.S.D. SECTION 1350


In connection with the Annual Report of Marwich II, Ltd. (the "Company") on Form 10-KSB for the fiscal year ended January 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael Schumacher, President, Chief Financial Officer, and Treasurer, certify, pursuant to 18 U.S.C. SS 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Michael Schumacher
Michael Schumacher
President, Treasurer, and Chief Financial Officer
November 15, 2004